March 2022 Exhibit 99.2

This presentation has been prepared by Cipher Mining Inc. and is made for informational purposes only. The information set forth herein does not purport to be complete or to contain all of the information you may desire. You must evaluate, and bear all risks associated with, the use of any information provided hereunder, including any reliance on the accuracy, completeness, safety or usefulness of such information. This information is not intended to be used as the primary basis of investment decisions. It should not be construed as advice designed to meet the particular investment needs of any investor. Statements contained herein are made as of the date of this presentation unless stated otherwise, and this presentation shall not under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof. You should read the Company’s Annual Report on Form 10-K for the period ended December 31, 2021, the risk factors contained therein, and the other documents that the Company has filed with the SEC for more information about the Company. You can obtain these documents for free by visiting EDGAR on the SEC website at www.sec.gov or on our website at https://investors.ciphermining.com/financial-information/sec-filings. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this presentation that are not statements of historical fact, including statements about the Company’s beliefs and expectations regarding our performance, strategy, expansion plans, future operations, future operating results, projected costs, prospects, plans, and objectives of our management, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. These statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast,” “outlook,” “guidance” and other similar expressions. The Company bases these forward-looking statements on its current expectations, plans and assumptions that the Company has made in light of its experience in the industry, as well as its perceptions of historical trends, current conditions, expected future developments and other factors the Company believes are appropriate under the circumstances at such time. As you read and consider this presentation, you should understand that these statements are not guarantees of future performance or results. The forward-looking statements are subject to and involve risks, uncertainties and assumptions, and you should not place undue reliance on these forward-looking statements. Although the Company believes that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect the Company’s actual results or results of operations and could cause actual results to differ materially from those expressed in the forward- looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. All future written and oral forward-looking statements made in connection with this presentation attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by this paragraph. The contents and appearance of this presentation is copyrighted and the trademarks and service marks are owned by Cipher Mining Inc. All rights reserved. Safe Harbor

Cipher Mining Overview

Cipher Mining

Summary

- U.S. large scale bitcoin miner with key competitive advantages in power, equipment and operations
- Commenced mining operations in February 2022, with significant build-out plans for 2022 and 2023
- Positioned to withstand cyclicality in bitcoin mining profitability:
  - 5-year+ power purchase agreements with compelling weighted average power price of ~2.73 c / kWh[1]
  - Significant mining rig purchase contracts with multiple providers at $42.81 / TH/s[2]

Source: Cipher Mining management
[1] Represents the expected weighted average power price across sites currently under contract. This calculation excludes potential deals under non-binding term sheets
[2] Includes Bitmain and MicroBT contracts, net of contribution to joint venture partner

3

Milestones and Updates Source: Cipher Mining management Bitcoin Production On February 24, 2022, Cipher Mining began mining bitcoin at Alborz data center 100% of power to Alborz supplied by wind 1 New Joint Venture 2 Non-binding term sheet for new joint venture with private investor group for ~80 MW site (41 MW to Cipher) available in 2H 2022 New PPA 3 Non-binding term sheet with Luminant (Vistra) for ~200 MW site with 15-year PPA beginning June 30, 2023, connected to a renewable energy source (solar)

Tremendous advantages to having scale in mining bitcoin Miners and investors more comfortable with large capital allocations to projects As miners have come to market with increasing scale, the industry is evolving and will continue to go through phases of maturation The Evolving Bitcoin Mining Landscape Source: Cipher Mining management Phase I Capital Phase II Phase III Phase IV Phase V Securing Rigs Infrastructure Execution Power Industry Integration Downstream Integration 2020 2021 2022 2023 2024

Competitive Advantages “Turnkey JV” solution Robust operating environment PPA structuring capabilities Data capture and optimization analysis Potential for future services to be offered Cipher: Bitcoin Mining Platform for the U.S. Power Industry Source: Cipher Mining management (1) Non-binding term sheet in place. All term sheets are non-binding and remain subject to completion of due diligence and internal approval processes from all parties as well as the negotiation and execution of definitive agreements. The final terms of the definitive agreements, if any, may be significantly different from those set forth in the respective non-binding term sheets Bear (Up to 200 MW) Alborz (40 MW) Chief (Up to 200 MW) Significant Pipeline Luminant 2(1) (200 MW) Why It Makes Sense Cipher secures cheapest power Higher margins for power provider while avoiding complications of managing bitcoin Further incentive for the development of renewable projects PBJ(1) (80 MW) JV with WindHQ * * * * Denotes JV site * Odessa (205 MW) Luminant (Vistra)

Implementation Plan & Strategy

Implementation Plan Update Continued timely deployment at current sites 1 Maintain flexibility in dynamic rig market 2 Key Priorities Market Update Source: Cipher Mining management (1) Represents average USD market price across major Bitcoin exchanges from November 1, 2021, to March 1, 2022, per Blockchain.com Volatile Bitcoin prices Other miners finding infrastructure now the chokepoint preventing deployment Inquiries from other miners asking to host idle machines Mining rig market is evolving Bitmain broadly launched S19 XP and S19 Pro+ Hyd. Intel rumored to launch competitive ASIC miner Inbound inquiries from secondary sellers with increasingly competitive pricing 1 2 3 Bitcoin Price ($USD)(1) $70,000 $60,000 $50,000 $40,000 $30,000 11/1/2021 12/1/2021 1/1/2022 2/1/2022 3/1/2022

Implementation – Site Readiness Source: Cipher Mining management (1) Standard Power data center now targeted for 2023 deployment 3 Phases Power readiness Infrastructure readiness Mining rig readiness Power & Infrastructure Readiness by Quarter 60 / 29 60 / 29 405 / 305 Total MW / Cipher MW Available 1 2 3 325 / 264 * Standard Power(1) PBJ Total MW Capacity Currently Under Development 450 400 350 300 250 200 150 100 50 - Q1 2022 Q2 2022 Q3 2022 Q4 2022 Alborz Bear (1) Bear (2) Chief (1) Chief (2) Odessa PBJ *Standard Power(1)

3.1 / 2.0 4.3 / 3.1 5.6 / 4.2 6.6 / 5.2 7.6 / 6.2 8.5 / 7.2 Implementation – Mining Rig Availability Source: Cipher Mining management (1) Includes Bitmain and MicroBT contracts, net of contribution to joint venture partner (2) Assumes unallocated infrastructure capacity is filled with Bitmain S19j Pro machines Anticipated Machine Shipping Schedule by Month 0.1 / 0.0 0.2 / 0.1 0.3 / 0.1 0.8 / 0.4 1.3 / 0.6 Total HR / Cipher HR Available In an evolving market, we seek to maximize flexibility and be opportunistic while maintaining price discipline $42.81 anticipated weighted average cost for mining rigs ($ / TH/s)(1) 1.8 / 0.9 Shipped on schedule With opportunistic sourcing of rigs to fill unallocated 2022 infrastructure capacity: Hash Rate Potential(2) 12.3 / 9.1 EH/s Total Hash Rate (EH/s) 10.0 9.0 8.0 7.0 6.0 5.0 4.0 3.0 2.0 1.0 - Jan-22 Feb-22 Mar-22 Apr-22 May-22 Jun-22 Jul-22 Aug-22 Sep-22 Oct-22 Nov-22 Dec-22 Shipped on schedule Bitmain MicroBT

Implementation – Infrastructure at Alborz Source: Cipher Mining management

Implementation – Infrastructure at Alborz Source: Cipher Mining management

Implementation – Infrastructure at Alborz Source: Cipher Mining management

Implementation – Odessa Progress Source: Cipher Mining management

Key Statistics

$42.81	Anticipated Weighted Average Cost for Mining Rigs ($ / TH/s)(1)
33.8	Anticipated Weighted Average Mining Rig Efficiency (J / TH/s)(1)
~2.73c	Anticipated Weighted Average Power Price (c / kWh)(2)
~$450k	Anticipated Infrastructure Capex Costs per MW ($)(3)

Source: Cipher Mining management
(1) Includes Bitmain and MicroBT contracts, net of contribution to joint venture partner
(2) Represents the expected weighted average power price across sites currently under contract. This calculation excludes potential deals under non-binding term sheets
(3) Preliminary estimate of non-miner infrastructure capex based on the current market environment (subject to change)

15

Consolidated Balance Sheets Source: Cipher Mining management December 31, January 31, 2021 2021 ASSETS Current assets Cash and cash equivalents $ 209,841,257 $- Prepaid expenses 13,818,825 Total current assets 223,660,082 Property and equipment. net 5,124,266 1,637 Deposits on equipment 114,856,314 Deferred offering costs 171,450 Deferred investment costs 174,250 Security deposits 10,352,306 Total assets $354,167,218 $173,087 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT) Current liabilities Accounts payable $241,764 $1,919 Accrued expenses 257,487 174,648 Total current liabilities 499,251 176,567 Warrant liability 136,800 Total liabilities 636,051 176,567 Commitments and contingencies Note 9) Stockholders' equity (deficit) Preferred stock, SO.OO 1 par value, 10,000,000 shares authorized and none issued and outstanding as of December 31, 2021, no shares authorized as of January 31, 2021 Common stock, $0.001 par value. 500,000,000 shares authorized, 252,131,679 shares issued and 249,279,420 shares outstanding as of December 31. 2021, 200,000,000 shares authorized and subscribed as of January 31, 2021 252,132 200,000 Subscription receivable (5) Additional paid-in capital 425,437,931 (199,995) Treasury stock, at par, 2,852,259 shares as of December 3 1, 2021, no shares as of January 31, 2021 (2,852) Accumulated deficit Q2.156.044) {3.480) Total stockholders' equity (deficit) 353,53 1,167 (3,480) Total liabilities and stockholders' equity (deficit) $ 354,167,218 $ 173,087

Consolidated Statement of Operations Source: Cipher Mining management Eleven Months Ended December 31, 2021 For the period January 7, 2021 (inception) through January 31, 2021 Costs and expenses General and administrative $72,146,944 $3,475 Depreciation 4,867 5 Total costs and expenses 72,151,811 3,480 Operating loss (72,151,811) (3,480) Other expense Interest income 4,331 Interest expense (26.912) Change in fair value of warrant liability 21,828 Total other expense (753) Net loss $(72,152,564) $(3,480) Basic and diluted net loss per share $(0.33) $- Basic and diluted weighted average number of shares outstanding 218,026,424 -

Non-GAAP Measures Source: Cipher Mining management The following is a reconciliation of our non-GAAP loss from operations, which excludes the impact of (i) depreciation of fixed assets and (ii) stock compensation expense, to its most directly comparable GAAP measure for the periods indicated: The following are reconciliations of our non-GAAP net loss and non-GAAP basic and diluted net loss per share, in each case excluding the impact of (i) depreciation of fixed assets (ii) change in fair value of warrant liability and (iii) stock compensation expense, to the most directly comparable GAAP measures for the periods indicated: Eleven Months Ended December 31, 2021 For the period January 7, 2021 (inception) through January 31, 2021 Reconciliation of non-GAAP loss from operations: Operating loss $(72,151,811) $(3,480) Depreciation 4,867 5 Stock compensation expense 63,765,473 – Non-GAAP loss from operations $(8,381,471) $(3,475) Eleven Months Ended December 31, 2021 For the period January 7, 2021 (inception) through January 31, 2021 Reconciliation of non-GAAP net loss: Net loss $(72,152,564) $(3,480) Non-cash adjustments to net loss Depreciation 4,867 5 Change in fair value of warrant liability 21,828 – Stock compensation expense 63,765,473 – Total non-cash adjustments to net loss $63,792,168 $5 Non-GAAP net loss $(8,360,396) $(3,475) Reconciliation of non-GAAP basic and diluted net loss per share: Basic and diluted net loss per share $(0.33) $ - Depreciation of fixed assets (per share) - - Change in fair value of warrant liability (per share) - - Stock in fair value of warrant liability (per share) - - Stock compensation expense (per share) 0.29 – Non-GAAP basic and diluted net loss per share $(0.04) $-

Appendix

Statements of Changes in Stockholders' Equity (Deficit)

	Preferred Stock		Common Stock				Treasury Stock			
	Shares	Amount	Shares	Amount	Subscription Receivable	Additional Paid-in Capital	Shares	Amount	Accumulated Deficit	Total Stockholders' Equity (Deficit)
Balance as of January 7, 2021, as previously reported	-	$ -	-	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Subscription receivable	-	-	500	1	(5)	4	-	-	-	-
Net loss	-	-	-	-	-	-	-	-	(3,480)	(3,480)
Balance as of January 31, 2021, as previously reported	-	-	500	1	(5)	4	-	-	(3,480)	(3,480)
Retroactive application of recapitalization	-	-	199,999,500	199,999	-	(199,999)	-	-	-	-
Balance as of January 31, 2021, after effect of reverse acquisition	-	-	200,000,000	200,000	(5)	(199,995)	-	-	(3,480)	(3,480)
Cash received for common stock subscribed	-	-	-	-	5	-	-	-	-	5
Business Combination, net of redemptions and equity issuance costs of $40.6 million	-	-	46,381,119	46,381	-	385,121,265	-	-	-	385,167,646
Delivery of common stock underlying restricted stock units	-	-	5,750,560	5,751	-	(5,751)	-	-	-	-
Shares settled for tax withholding on vesting of restricted stock units	-	-	-	-	-	(23,243,061)	(2,852,259)	(2,852)	-	(23,245,913)
Share-based compensation	-	-	-	-	-	63,765,473	-	-	-	63,765,473
Net loss	-	-	-	-	-	-	-	-	(72,152,564)	(72,152,564)
Balance as of December 31, 2021	-	$ -	252,131,679	$ 252,132	$ -	$ 425,437,931	(2,852,259)	$ (2,852)	$ (72,156,044)	$ 353,531,167

Source: Cipher Mining management

20

Consolidated Statement of Cash Flows Source: Cipher Mining management Eleven Months Ended December 31, 2021 For the period January 7, 2021 (inception) through January 31, 2021 Cash flows from operating activities Net loss $(72,152,564) $(3,480) Adjustments to reconcile net loss to net cash used in operating activities: Depreciation 4,867 5 Change in fair value of warrant liability (21,828) – Share-based compensation 63,765,473 – Changes in assets and liabilities: Prepaid expenses (13,385,639) – Security deposits (10,352,306) – Accounts payable 221,775 277 Accrued expenses 254,289 3,198 Accrued expenses 254,289 3,198 Net cash used in operating activities Deposits on equipment (114,856,314) – Purchases of property and equipment (5,109,426) – Payments for deferred investment costs (174,250) – Net cash used in investing activities (120,139,990) – Cash flows from financing activities Proceeds from borrowings on related party loan 7,038,038 – Repayments under related party loan (7,038,038) – Proceeds from the issuance of common stock 5 – Business Combination, net of issuance costs paid 384,893,088 – Repurchase of common shares to pay employee withholding taxes (23,245,913) – Net cash provided by financing activities 361,647,180 – Net increase in cash and cash equivalents 209,841,257 – Cash and cash equivalents, beginning of the period - - Cash and cash equivalents, end of the period $209,841,257 $- Supplemental disclosure of cash flow information Cash paid for interest $26,912 $- Cash paid for income taxes, net $- $- Supplemental disclosure of noncash investing and financing activities Property and equipment purchases in accounts payable $18,070 $1,642 Net assets assumed from GWAC in the Business Combination $433,186 $- Non-cash fair value of private warrants $261,060 $- Deferred offering costs included in accrued expenses $- $171,450

March 2022